UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 13, 2005
                Date of Report (Date of earliest event reported)

                         COMMERCIAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Nebraska                   1-11515                  47-0658852
    (State or other         (Commission File Number)       (IRS Employer
    jurisdiction of                                      Identification No.)
     incorporation)


       13220 California Street                                 68154
           Omaha, Nebraska
   (Address of principal executive                           (Zip Code)
              offices)

      Registrant's telephone number, including area code: (402) 554-9200.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 8.01 is hereby incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On June 13, 2005, Commercial Federal Corporation ("Commercial Federal") and BancWest Corporation, a Delaware corporation ("BancWest"), issued a joint press release announcing that Commercial Federal, Bank of the West, a California state banking corporation and a subsidiary of BancWest ("Bank of the West"), and Bear Merger Co., Inc., a Nebraska corporation and a wholly-owned subsidiary of Bank of the West, have entered into an Agreement and Plan of Merger, dated as of June 13, 2005. Under the terms of the merger agreement, Commercial Federal will be acquired by and merged into Bank of the West. Subject to the terms and conditions of the merger agreement, each outstanding share of Commercial Federal common stock will be converted into the right to receive $34.00 in cash, and Commercial Federal may also declare and pay a special one-time cash dividend of $0.50 per share immediately prior to completion of the merger. The merger is subject to customary closing conditions, including approval of the Commercial Federal shareholders and federal and state banking regulators.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

In connection with the proposed transaction, Commercial Federal will be filing proxy statements and other materials with the Securities and Exchange Commission. Investors are urged to read the proxy statement and these materials when they are available because they will contain important information.

Commercial Federal and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction matters. Information regarding such individuals is included in Commercial Federal's proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the Securities and Exchange Commission concerning Commercial Federal and these individuals at the Securities and Exchange Commission's website at http://www.sec.gov. These materials and other documents may also be obtained for free from Commercial Federal Corporation by sending an e-mail to investorrelations@commercialfed.com.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

    The following exhibits are filed herewith:


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

99.1 Press release issued jointly by BancWest Corporation and Commercial Federal Corporation, dated June 13, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COMMERCIAL FEDERAL CORPORATION

Dated: June 14, 2005           By  /s/ DAVID S. FISHER
                                   --------------------------------------------

                                   DAVID S. FISHER
                                   EXECUTIVE VICE PRESIDENT AND CHIEF
                                   FINANCIAL OFFICER

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

99.1 Press release issued jointly by BancWest Corporation and Commercial Federal Corporation, dated June 13, 2005